                                                                    Exhibit 10.2

                          TRADEMARK LICENSE AGREEMENT
                          ---------------------------


          AGREEMENT made this 23rd day of January, 1998, by and among BDH TWO, INC., a Delaware corporation ("BDH"), BORDEN, INC., a New Jersey corporation ("Borden, Inc." and together with BDH, "Licensor"), and EAGLE FAMILY FOODS, INC., a Delaware corporation ("Licensee").

                             W I T N E S S E T H :

          WHEREAS, BDH and its affiliates own or have exclusive rights to the use of (including exclusive rights to license to others the right to the use of), the BORDEN and ELSIE trademarks and certain stylized versions thereof, and any future versions thereof, for use in connection with a broad variety of products in the United States;

          WHEREAS, Borden, Inc. and its affiliates own or have exclusive rights to the use of (including exclusive rights to license to others the right to the use of), the BORDEN and ELSIE trademarks and certain stylized versions thereof, and any future versions thereof, for use in connection with a broad variety of products in certain other countries, including, but not limited to, the countries which comprise the Territory as defined herein;

          WHEREAS, pursuant to the Asset Purchase Agreement dated as of November 24, 1997 among Borden Foods Corporation, a Delaware corporation ("BFC"), BFC
                                                                  ---
Investments, L.P., a Delaware limited partnership ("BFC Investments") and
                                                    ---------------
Licensee (the "Purchase Agreement"), Licensee has acquired the Business (as
               ------------------
defined in the Purchase Agreement) from BFC and BFC Investments, and desires to process, sell and distribute the Products (each as hereinafter defined) under the trademarks developed by Licensor and seeks to have Licensor grant it the right to do so, all on the terms and conditions hereinafter set out;

          WHEREAS, Borden, Inc. has licensed to BFC Investments, among other things, the right to use the Licensed Trademarks, pursuant to a Trademark License Agreement between Borden, Inc. and BFC Investments (the "BFC Investments
                                                                 ---------------
License Agreement");
-----------------

          WHEREAS, BFC Investments has licensed to BFC, among other things, the right to use the Licensed Trademarks in certain jurisdictions, pursuant to a Trademark License Agreement between BFC Investments and BFC (the "BFC License
                                                                  -----------
Agreement");
---------

          WHEREAS, immediately prior to the execution and delivery hereof, each of BFC Investments and BFC has assigned to Licensee all of their respective rights under the BFC Investments License Agreement and the BFC License Agreement relating to the use of the Licensed Trademarks in connection with the Products (as defined herein) and have terminated such assignment immediately thereafter;

          WHEREAS, subsequent to the termination of such portion of the BFC Investments License Agreement and the BFC License Agreement assigned to Licensee, Licensor desires to grant to Licensee a new license pursuant to the Purchase Agreement (as defined below);

          NOW, THEREFORE, the parties agree that the new license from Licensor to Licensee shall read as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------
          Section 1.1.  The following terms shall have the meanings set forth
          -----------
below:

          (a)  "Agreement" shall mean this Trademark License Agreement.
                ---------

          (b)  "Elsie Trademarks" shall mean the Licensed Trademarks to which an
                ----------------
asterisk has been noted on Appendix A and any future versions thereof.
                           ----------

          (c)  "Excluded Products" shall mean the products listed under the
                -----------------
designation "Excluded Products" in Appendices B, C and D.

          (d)  "Licensed Trademarks" shall mean the trademarks listed and
                -------------------
described in Appendix A attached hereto and any future versions thereof.
             ----------

          (e)  "Product Group" shall mean the business as a whole that comprises
                -------------
the manufacture and sale of all Products (1) bearing trademarks in one of the following groups: (i) ReaLemon, ReaLime, RealFig and RealPrune; (ii) Eagle;
(iii) Cremora; (iv) NoneSuch; (v) Magnolia; or (vi) Kava or (2) listed in Part III of Appendix C and bearing the Licensed Trademarks (other than the Elsie Trademarks).

          (f)  "Products" shall mean only those products specifically listed and
                --------
described in Appendices B, C and D.
             ---------------------

          (g)  "Purchase Agreement" shall mean the Asset Purchase Agreement
                ------------------
dated as of November 24, 1997, by and among BFC, BFC

Investments and Licensee, as the same may be amended from time to time.

          (h)  "Red Oval Trademark" shall mean the BORDEN trademark consisting
                ------------------
of both a red oval logo and the word "Borden" as displayed in U.S. Trademark Registration No. 921,370.

          (i)  "Term" shall have the meaning set forth in Section 9.1.
                ----

          (j)  "Territory" shall mean worldwide other than the Excluded
                ---------
Territories as defined pursuant to Sections 1 and 2 of Appendix E or referenced
                                                       ----------
within the Excluded Products listed on Appendices B, C, and D, but expressly
                                       ----------------------
including any U.S. possessions and territories and Puerto Rico.

          (k)  "United States" shall mean only the 50 states comprising the
                -------------
United States of America, and the District of Columbia, excluding without limitation (i) any U.S. possessions and territories, and (ii) Puerto Rico.

                                  ARTICLE II
                               GRANT OF LICENSE
                               ----------------

          Section 2.1.  (a)  Subject to the terms and conditions herein
          -----------
(including without limitation, Article IX hereof), Licensor hereby grants to Licensee, subject to the existing license agreements listed in Appendix F
                                                               ----------
attached hereto, a royalty-free, paid-up exclusive license to use the Red Oval Trademark solely on or in connection with Products listed on Appendix B that are
                                                             ----------
manufactured or processed by the Business for sale to customers in, or through channels of trade terminating in the Territory, and not on or in connection with any non-Products, including without limitation any of the Excluded Products listed on Appendix B;
                                                                    ----------
provided, however, that Licensee hereby agrees that the trademark licensed
--------
pursuant to this Section 2.1(a) shall be used:

     (i) only in the same manner, size and placement as currently being used by Licensor or its exclusive licensees on packaging for the Products existing as of the date hereof or pursuant to the terms of Section 4.5 hereof;

     (ii) only on packaging containing a clear indication that such Product is being manufactured or processed by Licensee under license (except in the case of existing inventory (including returns) and packaging materials);

     (iii)     in the case of the products listed on Part I of Appendix B, only
                                                               ----------
               in conjunction with the ReaLemon or ReaLime trademark;

     (iv)      in the case of the products listed on Part II of Appendix B, only
                                                                ----------
               in conjunction with the RealFig trademark; and

     (v)       in the case of products listed in Part III of Appendix B, only in
                                                             ----------
               conjunction with the RealPrune trademark.

          (b) Subject to the terms and conditions herein (including without limitation Article IX hereof), Licensor hereby grants to Licensee, subject to the existing license agreements listed in Appendix F attached hereto, a royalty-
                                          ----------
free, paid-up exclusive license to use the Licensed Trademarks solely on or in connection with Products listed on Appendix C that are manufactured or processed
                                   ----------
by the Business for sale to customers in, or through channels of trade terminating in the Territory, and not on or in connection with any non-Products, including without limitation any of the Excluded Products listed on Appendix C;
                                                                    ----------
provided, however, that Licensee hereby agrees that
--------
the trademarks licensed pursuant to this Section 2.1(b) shall be used:

     (i) only in the same manner, size and placement as currently being used by Licensor or its exclusive licensees on packaging for the Products existing as of the date hereof or pursuant to the terms of Section 4.5 hereof;

     (ii) only on packaging containing a clear indication that such Product is being manufactured or processed by Licensee under license (except in the case of existing inventory (including returns) and packaging materials);

     (iii)     in the case of the products listed on Part I of Appendix C, only
                                                               ----------
               in conjunction with the Eagle Brand trademark;

     (iv)      in the case of the products listed on Part II of Appendix C, only
                                                                ----------
               in conjunction with the Cremora trademark; and

     (v)       in the case of the products listed on Part III of Appendix C, in
                                                                 ----------
               conjunction with no other trademarks.

          (c) Subject to the terms and conditions herein (including without limitation Article IX hereof), Licensor hereby grants to Licensee, subject to the existing license agreements listed in Appendix F attached hereto, a royalty-
                                          ----------
free, paid-up exclusive license to use the Licensed Trademarks (other than the Elsie Trademarks) solely on or in connection with Products listed on Appendix D
                                                                     ----------
that are manufactured or processed by the Business for sale to customers in, or through channels of trade terminating in the Territory, and not on or in connection with any non-Products, including without limitation any of the Excluded Products listed on Appendix D; provided, however, that Licensee hereby
                            ----------  --------
agrees that the trademarks licensed pursuant to this Section 2.1(c) shall be used:

     (i) only in the same manner, size and placement as currently being used by Licensor or its exclusive licensees on packaging for the Products existing as of the date hereof or pursuant to the terms of Section 4.5 hereof, provided that if Licensee ceases to use the Red Oval Trademark on applicable products, Licensee may use the word "Borden" in lieu thereof in a manner as near as practicable in manner, size and placement to the places on the Product packaging where the Red Oval Trademark currently appears;

     (ii) only on packaging containing a clear indication that such Product is being manufactured or processed by Licensee under license (except in the case of existing inventory (including returns) and packaging materials);

     (iii)     in the case of the products listed on Part I of Appendix D, only
                                                               ----------
               in conjunction with the NoneSuch trademark;

     (iv)      in the case of the products listed on Part II of Appendix D, only
                                                                ----------
               in conjunction with the Magnolia trademark; and

     (v)       in the case of the products listed on Part III of Appendix D,
                                                                 ----------
               only in conjunction with the Kava trademark.

          Section 2.2.  Licensee shall not have any right to export, purchase,
          -----------
distribute, receive, take on consignment or sell the Products bearing the Licensed Trademarks in areas outside of the Territory. Moreover, Licensee shall require each of its customers, Manufacturing Agents (as defined in Section 5.5 below), co-packers and permitted sublicensees selling over $500,000 a year of Products to agree in writing not to directly or indirectly export, distribute, resell or ship any Products bearing the Licensed Trademarks to any customer or wholesale or retail outlet located outside the Territory.

          Section 2.3.  Other than as expressly stated herein, Licensee shall
          -----------
have no other right to use or interest in the

Licensed Trademarks. Specifically, Licensee may not use any of the Licensed Trademarks in its trade name or as its business name or in connection with any products, goods or services of any kind or nature whatsoever (including without limitation the Excluded Products), whether or not the same as or similar to the Products, other than the Products as specifically defined herein.

          Section 2.4.  Nothing contained in this Article or any other provision
          -----------
of this Agreement shall restrict Licensor from (a) the sale of other products different from the Products bearing the Licensed Trademarks anywhere in the world, including in the Territory; or (b) the sale of the Products bearing the Licensed Trademarks anywhere in the world other than the Territory.

                                  ARTICLE III

                            OWNERSHIP OF TRADEMARKS
                            -----------------------

          Section 3.1.  Licensee acknowledges that, as between Licensee and
          -----------
Licensor, Licensor is the sole owner and/or exclusive licensee of the Licensed Trademarks. Licensee shall not directly or indirectly question, attack, contest, or in any other manner impugn the validity, Licensor's ownership of, or Licensor's exclusive right to use the Licensed Trademarks, nor shall Licensee willingly become an adverse party to Licensor in litigation contesting same.

          Section 3.2.  Without limiting the generality of Section 3.1, Licensee
          -----------
and its Affiliates and Subsidiaries (as defined in the Purchase Agreement) agree not to attempt to, and not to help unauthorized parties to, register anywhere in the world any of the Licensed Trademarks or any trademarks confusingly similar thereto and, in any contracts between Licensee and its Manufacturing Agents and permitted sublicensees, Licensee will include language binding such other party to same.

          Section 3.3.  Licensee shall be deemed a "related company" under the
          -----------
U.S. Lanham Act, 15 U.S.C. (S) 1127, and Licensor and Licensee intend under the equivalent provision of the law of any other jurisdiction, that any use of the Licensed Trademarks by Licensee, and any goodwill generated thereby, shall inure to the sole benefit of Licensor.

          Section 3.4.  Licensee shall not take any action to cause an
          -----------
abandonment or forfeiture of any of Licensor's rights in the Licensed Trademarks and shall not take any action to cancel any registration in the Territory or elsewhere of any Licensed Trademark in the name of Licensor or to interfere with any renewal of any such registration. Licensee shall reasonably cooperate with and shall not oppose any application by or on behalf of Licensor to register or renew any registration of any Licensed Trademark in the Territory or elsewhere.

          Section 3.5.  If Licensee wishes to (a) manufacture, process or sell
          -----------
new products comprising Products pursuant to Section 4.5 hereof, and determines in its business judgment that a new trademark registration for the Licensed Trademarks is necessary or desirable for use in connection with such new Product or (b) register a domain name in the Territory containing the Licensed Trademarks, Licensee shall notify Licensor of same in writing. Licensor shall be the sole final arbiter of whether to register any new Licensed Trademarks or domain names, but shall use good faith in considering any such request by Licensee. Any registration of new Licensed Trademarks or domain names pursuant to this Section 3.5 shall be made at Licensee's expense, and Licensor shall be the sole owner and registrant of same.

                                  ARTICLE IV

                                  FORM OF USE
                                  -----------

          Section 4.1.  Licensee hereby acknowledges and agrees that its use of
          -----------
the Licensed Trademarks shall be subject at all times during the Term to the control of Licensor (subject to guidelines submitted by Licensor to Licensee) in order for Licensor to maintain the consistent standard of quality associated with the Licensed Trademarks. Licensee will preserve the good appearance of the Licensed Trademarks wherever and whenever they are used and shall not use any Licensed Trademark in a manner which is likely to derogate from the integrity, distinctiveness, goodwill, value or strength of such Licensed Trademark.

          Section 4.2.  From time to time, Licensor may determine that a
          -----------
previously published use of the Licensed Trademarks by Licensee may threaten the value of the Licensed Trademarks, or is otherwise inconsistent with Licensor's quality standards. Upon written notice from Licensor, Licensee shall implement Licensor's directions regarding the proper use of the Licensed Trademarks as promptly as practicable using its best efforts and, in any event, within sixty
(60) days.

          Section 4.3.  Except as required by law, Licensee agrees not to use
          -----------
the Licensed Trademarks in connection or combination with any other third-party trademarks, names or logotypes, without Licensor's prior written approval. Licensee shall at no time adopt or use any variation of the Licensed Trademarks or any word or marks confusingly similar thereto without Licensor's prior written approval.

          Section 4.4.  Licensee shall sufficiently use the Licensed Trademarks
          -----------
in each jurisdiction in the Territory so as to protect their current validity and/or Licensor's rights therein in each applicable jurisdiction. From time to time, upon Licensor's reasonable request, Licensee shall provide Licensor with evidence of such use. Licensee shall immediately notify Licensor if it has not used the Licensed Trademarks in any applicable jurisdiction for a period of time such that the non-use might jeopardize the validity of any Licensed Trademark and/or Licensor's rights therein. After receipt of such notice, Licensor and Licensee shall confer promptly in good faith to discuss the best course of action. If Licensee is unable to cure its non-use sufficiently promptly so as to prevent jeopardizing the validity of the Licensed Trademark and/or Licensor's rights therein, Licensor shall be allowed itself to use the applicable Licensed Trademarks in the Territory, but only to the extent necessary to preserve and safeguard the validity of the Licensed Trademark and/or Licensor's rights therein until Licensee is able to resume its own use of the applicable Licensed Trademarks.

          Section 4.5.  If Licensee desires to (i) adopt new cartons, packaging
          -----------
or labels in which the placement or use of the Licensed Trademarks, package design or trade dress is materially different from that used by Licensor on the Products existing as of the date hereof, or (ii) manufacture, process and/or sell new food items included in the definition of Products bearing the Licensed Trademarks, Licensee shall submit to Licensor or an individual designated by Licensor for this purpose ("Licensor's License Coordinator") at least one (1) representative sample of each such new carton, packaging or label for Licensor's prior written approval, which approval shall not be unreasonably withheld. If Licensee does not receive a response within thirty (30) days of submission to Licensor, such placement, packaging and/or trade dress shall be deemed approved. Licensee shall not use such new materials or manufacture, process or sell such new food items in connection with the Licensed Trademarks unless Licensor has granted its prior written approval or the above approval period has expired without response.

                                   ARTICLE V

                                QUALITY CONTROL
                                ---------------

          Section 5.1.  Licensee agrees that all Products bearing a Licensed
          -----------
Trademark pursuant to this Agreement shall be of a high standard and of such quality as to protect and enhance the Licensed Trademarks and the goodwill and value pertaining thereto and shall meet Licensor's quality standards and specifications as set out specifically in the current formulae, ingredients and manufacturing specifications ("FIMS") for such Products, a copy of which has been provided to Licensee, and/or such modified formulae as shall be agreed in writing between Licensor and Licensee in the future, Licensor's consent to such modifications not to be delayed or withheld unreasonably. Licensee and its Manufacturing Agents (as defined in Section 5.5 below) shall manufacture, sell, distribute and promote the Products in accordance with all applicable federal, state and local laws.

          Section 5.2.  In order to assure that Licensee meets Licensor's
          -----------
quality standards and specifications, upon the request of Licensor, once each quarter during the Term (and at any other time, under justifiable circumstances), Licensee shall submit comprehensive affidavits, in a form that meets with Licensor's reasonable approval, from all of Licensee's quality control department managers responsible for ensuring compliance with the quality standards of the Products produced by that part of Licensee's or its Manufacturing Agents' business for which they are responsible, attesting under oath that Licensor's quality standards and Product specifications have been fully complied with during the prior quarter. At the same time, Licensee shall also submit representative Product samples, together with a listing of the number and nature of customer complaints relating to Product quality during that quarter and a summary of the actions taken by Licensee in response to such complaints.

          Section 5.3.  Licensee also agrees that Licensor may submit the
          -----------
quarterly Product samples provided for in Section 5.2 to an independent testing laboratory designated by Licensor to determine if the FIMS are being complied with, with the expense thereof to be borne by Licensee. Licensor also may periodically conduct, or hire independent inspectors to conduct, quality control inspections, upon reasonable notice and during normal business hours, at Licensee's plants to determine if the Licensor's FIMS for the Products and the processing thereof are being complied with.

          Section 5.4.  In the event that Licensor or its agents shall determine
          -----------
that any Products sold or distributed by Licensee and/or its Manufacturing Agents bearing or using Licensed Trademarks do not conform to Licensor's FIMS, and/or otherwise violate the provisions of this Article V, Licensee agrees, at its expense, to take such action as Licensor directs in writing, including, but not limited to, withdrawal and/or recall of such Products from the market and to refrain and cause its Manufacturing Agents to refrain from further sale and/or distribution of such Products under the Licensed Trademarks unless and until Licensee and/or its Manufacturing Agents shall have demonstrated to the reasonable satisfaction of Licensor that said Products conform to said FIMS and/or the provisions of this Article V, as the case may be.

          Section 5.5.  If Licensee enters into co-packing agreements with
          -----------
suppliers or any other arrangement with respect to the processing or packaging of final Products by any person who is not a wholly owned subsidiary of Licensee, who will process or package final Products for the Licensee for sale in the Territory ("Manufacturing Agents"), Licensee must submit such co-packing agreements in draft form to Licensor or Licensor's

License Coordinator for prior approval to ensure they include trademark protection and quality control provisions that safeguard the rights of both the Licensor and Licensee under this Agreement.

          Section 5.6.  On a quarterly basis (or more often if reasonably
          -----------
requested by Licensor), Licensee shall review with Licensor's License Coordinator and obtain prior approval for, all advertising, promotional and point-of-purchase materials published or distributed by Licensee in connection with Products bearing Licensed Trademarks, such approval not to be withheld or delayed unreasonably. If Licensee does not receive a response within ten (10) days of submission to Licensor, such advertising, promotional and point-of-purchase materials shall be deemed approved.

                                  ARTICLE VI

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          Section 6.1.  Subject to the limitations of Section 6.2, BDH
          -----------
represents that BDH or an affiliate of BDH owns the United States trademark registrations set forth in Appendix A, and Borden, Inc. represents that Borden,
                           -----------
Inc. or an affiliate of Borden, Inc. owns or has the exclusive license to use the Licensed Trademarks. Licensor is not aware of any other party with ownership rights in the United States trademark registrations set forth in Appendix A and are not aware of any licensees to the Licensed Trademarks for use
----------
on the Products in the Territory, except for those licensees listed on Appendix
                                                                       --------
E.
-

          Section 6.2.  Notwithstanding Section 6.1, Licensee acknowledges that
          -----------
Licensor makes no representation or warranty whatsoever as to the ownership, existence or validity of the state trademark registrations listed on Appendix A,
                                                                     ----------
or the related Licensed Trademarks for use in the Territory outside the United States, (collectively, the "Non-U.S. Marks"). The Non-U.S. Marks are hereby
                            --------------
licensed to Licensee on an "as is" basis, and Licensee shall bear the economic and legal risk that the Non-U.S. Marks are valid and that their ownership by Borden, Inc. or an affiliate of Borden, Inc. is other than good and marketable and free from encumbrances.

          Section 6.3.  Licensor represents that during the Term, it will not
          -----------
license any other party to use the Licensed Trademarks on the Products in the Territory and will not itself sell Products identified by the Licensed Trademarks in the Territory. Such representation in no way limits Licensor's rights pursuant to Section 2.4 hereof.

          Section 6.4.  Licensor shall take all steps necessary to maintain and
          -----------
insure (i) the continuation of all current registrations and (ii) the maturation of all pending applications into registration and all resulting registrations, for all Licensed Trademarks being used in the Territory as of the date hereof, including, but not limited to, filing all timely renewals of registrations for, the United States and foreign trademarks listed or referenced on Appendix A.
                                                                 ----------
Licensee shall cooperate fully with Licensor in such efforts and shall execute all documents necessary or desirable for the protection and maintenance of the Licensed Trademarks and shall provide Licensor with any documentation, including without limitation, any evidence of use necessary or desirable to support the maintenance of such registrations, according to the terms of Section 4.4. Licensor shall have no obligation under this Section 6.4 with respect to the state trademark registrations listed on Appendix A.
                                                            ----------

          Section 6.5.  Licensor agrees to use reasonable efforts to prevent any
          -----------
future third-party licensees from trans-shipping or otherwise selling Products bearing the Licensed Trademarks to accounts or customers located within the Territory.

          Section 6.6.  Licensee shall cooperate with Licensor in the protection
          -----------
of the Licensed Trademarks and in connection therewith shall:

               (a) promptly inform Licensor of any third-party use of any Licensed Trademarks or any infringement or encroachment upon or any misuse whatsoever of any Licensed Trademarks which comes to Licensee's attention; and

               (b) promptly inform Licensor of any claim against Licensee that the use of any Licensed Trademark infringes the rights of others or of the institution of any proceeding against Licensee predicated upon any such claimed infringement.

          Section 6.7.  Licensor shall have the exclusive right to take action
          -----------
in respect of any Products bearing the Licensed Trademarks for any alleged infringements of, or other impairments to, such Products. Licensor shall bear expenses, have complete control over, and recover all proceeds, settlements and damages with respect to the action. Licensee agrees to cooperate fully with Licensor (at Licensee's expense for any incremental out-of-pocket costs incurred due to Licensee's participation) in connection with any such actions.

                                  ARTICLE VII

                         INDEMNIFICATION AND INSURANCE
                         -----------------------------

          Section 7.1.  Licensor hereby indemnifies and hold harmless Licensee,
          -----------
its Subsidiaries and Affiliates and their respective directors, employees, agents and representatives from and against any and all claims, suits, losses, damages, fines, penalties, expenses (including, but not limited to, attorney's fees) or actions by third parties against Licensee alleging trademark infringement arising out of or based upon Licensee's authorized use of any of the Licensed Trademarks in the Territory; provided, however, that Licensee gives Licensor prompt written notice of such suit, claim or action and cooperates fully with Licensor in defending the same.

          Section 7.2.  Licensee hereby indemnifies and holds harmless Licensor,
          -----------
its Subsidiaries and Affiliates and their respective directors, employees, agents and representatives from and against any and all claims, suits, losses, damages, fines, penalties, expenses (including, but not limited to, attorney's fees) or actions by third parties arising out of or based upon:

          (a) Licensee's or its Manufacturing Agents' processing, distribution or sale of Products bearing a Licensed Trademark; or

          (b) any breach by Licensee or its Manufacturing Agents of their obligations hereunder; or

          (c) any proceeding brought by any person, governmental agency or consumer group in connection with the Products processed, sold or distributed by Licensee or its Manufacturing Agents bearing or using a Licensed Trademark; or

          (d) any violations of any applicable law or regulation or civil claims relating to the manufacture, processing, sale, distribution, promotion or advertising of Products bearing or using a Licensed Trademark, unless attributable to Licensor's breach of its obligations under this Agreement. Licensor may participate in the defense of any such litigation.

          Section 7.3.  Licensee shall be solely responsible for the acts and
          -----------
omissions of those with whom it or its Manufacturing Agents contract for any aspect of the processing, distribution or sale of Products bearing or using a Licensed Trademark.

          Section 7.4.  In order to assure its ability to discharge its
          -----------
obligations to Licensor, Licensee agrees that it will maintain throughout the Term at its expense, comprehensive general liability insurance, including product liability insurance and contractual liability coverage specifically endorsed to cover the indemnity provisions in this Agreement, from a carrier satisfactory to Licensor, in a minimum amount of Five Million Dollars ($5,000,000.00) combined single limit for each single occurrence, for bodily injury and property damage, which shall designate Licensor as an additional insured therein. The policy shall provide for thirty (30) days prior written notice to Licensor from the insurer in the event of any material modification, cancellation or termination. Licensee shall deliver certificates of such insurance coverage to Licensor prior to the sale and/or distribution of any Products or bearing a Licensed Trademark.

                                 ARTICLE VIII

                                 RELATIONSHIP
                                 ------------

          Section 8.1.  The relationship between Licensor and the Licensee is
          -----------
that of licensor and licensee; the Licensee, its contractors, agents and employees shall under no circumstances be deemed agents, franchisees, representatives, employees or partners of Licensor or Licensor.

                                  ARTICLE IX

                             TERM AND TERMINATION
                             --------------------
          Section 9.1.  The term of this Agreement ("Term") shall be in effect
          -----------
until all of the licenses in Section 2.1 have either expired or terminated.

          (a) The license granted pursuant to Section 2.1(a) hereof shall expire five years after the date of this Agreement, unless terminated earlier pursuant to Section 9.2 or extended pursuant to mutual agreement of the parties, in their sole discretion.

          (b) The license granted pursuant to Section 2.1(b) hereof, (i) with respect to the IF IT'S BORDEN, IT'S GOT TO BE GOOD trademarks and the Red Oval Trademark, shall expire five years after the date of this Agreement, unless terminated earlier pursuant to Section 9.2 or extended pursuant to mutual agreement of the parties, in their sole discretion, (ii) with respect to the other Licensed Trademarks shall be perpetual, unless terminated pursuant to Section 9.2.

          (c) The license granted pursuant to Section 2.1(c) hereof shall be perpetual, unless terminated pursuant to Section 9.2.

          Section 9.2.  Licensor shall have the right to terminate this
          -----------
Agreement immediately by written notice to Licensee upon the occurrence of any one (1) or more of the following events:

          (a) Licensee fails to deliver to Licensor or to maintain in full force and effect the insurance referred to in Section 7.4; or

          (b) Licensee or its Manufacturing Agents fail to commence and pursue diligently the cure of any breach by them of any provision of this Agreement, except those described in Sections 9.2(c) or (d), within ten (10) days of receipt of Licensor's written notice of such breach or to effect such cure within thirty (30) days of receipt of such written notice; or

          (c)  The failure or refusal of Licensee or its Manufacturing Agents:

               (1) to, within ten (10) days of receipt of Licensor's written instructions issued regarding the quality standards of the Licensed Trademarks and Products, respond to such instructions and commence a diligent attempt at cure, or to effect such cure within thirty (30) days of receipt of such instructions;

               (2)  to perform, or comply with, any provision contained in
Article V which failure results in the production for sale of Products that are unsafe or unfit for human consumption; or

          (d) An involuntary recall of Products bearing the Licensed Trademarks for reasons directly or indirectly related to the safety of such Products and attributable to the acts or omissions of Licensee or its Manufacturing Agents; or

          (e) The insolvency of Licensee; an assignment by Licensee for the benefit of its creditors; the failure of Licensee to obtain the dismissal of any involuntary bankruptcy or reorganization petition filed against it within sixty
(60) days from the date of such filing; the failure of Licensee to vacate the appointment of a receiver for all or any part of its business within sixty (60) days from the date of such appointment; or the dissolution of Licensee.

          Section 9.3.  (a)   If this Agreement is terminated pursuant to
          -----------
Sections 9.2(a)-9.2(d), Licensee shall, and shall cause its Manufacturing Agents to cease immediately all use of the Licensed Trademarks either by removing the Licensed Trademarks from all such inventory or by destroying all such inventory. If this Agreement is terminated pursuant to Section 9.2(e), Licensee shall, and shall cause its Manufacturing Agents to cease immediately all use of the Licensed Trademarks, provided that Licensee may dispose of inventory on hand of Products in the ordinary course of business, which shall be no longer than 180 days, if Licensee complies with its obligations under this

Agreement. After the 180-day period expires, Licensee may be able to sell any remaining inventory to Licensor at a discounted price, at Licensor's sole discretion. Upon termination for any reason, Licensee will, subject to the terms of this subsection, immediately remove or obliterate any Licensed Trademark from all signs, billboards, vehicles and from each and every other place and medium in which it appears and destroy or surrender to Licensor all other materials of whatever nature which bear or refer in any way to the Licensed Trademarks.

          (b) When each of the licenses granted in Section 2.1(a) and Section 2.1(b)(i) (as to the portion referenced in Section 9.1(b)(i)) expires, provided that Licensor has not earlier terminated the Agreement pursuant to Section 9.2 (in which case Section 9.3(a) governs), Licensee shall, and shall cause its Manufacturing Agents to, immediately cease all use of the Licensed Trademarks on the Products listed on Appendix B or Appendix C, as the case may be, provided
                       ----------    ----------
that Licensee may dispose of inventory on hand of the Products listed on Appendix B or Appendix C, as the case may be, in the ordinary course of business
----------    ----------
for a period no longer than ninety (90) days, if Licensee complies with its obligations under this Agreement. In addition, Licensee will, subject to the terms of this subsection, immediately remove or obliterate any Licensed Trademark, with respect to the Products listed on Appendix B or Appendix C, as
                                                  ----------    ----------
the case may be, from all signs, billboards, vehicles and from each and every other place and medium in which it appears and destroy or surrender to Licensor all other materials of whatever nature which bear or refer in any way to these Licensed Trademarks.

          Section 9.4.  Licensee hereby acknowledges and agrees that in the
          -----------
event it breaches Articles IV, V or X of this Agreement or an event listed in
Section 9.2 occurs, Licensor shall suffer immediate and irreparable harm for which there is not an adequate remedy at law. Licensee agrees that Licensor shall be entitled to equitable relief by way of preliminary and permanent injunctions, in addition to any other remedy available at law or in equity.

                                   ARTICLE X

                          ASSIGNMENTS AND SUBLICENSES
                          ---------------------------

          This Agreement may not be assigned or sublicensed by Licensor or Licensee, in whole or in part, without the prior written consent of the other party, such consent not to be withheld or delayed unreasonably. Notwithstanding the foregoing sentence:

     (i)       Licensee may assign this Agreement as a whole, without Licensor's
                            ------
               consent, in connection with the sale of the entire Business (as defined in the Purchase Agreement);

     (ii)      Licensee may sublicense the portion of its rights under this
                            ----------
               Agreement relating to any whole Product Group, without Licensor's consent, in connection with the sale of a Product Group as a whole;

     (iii)     Licensee may assign the portion of its rights under this
                            ------
               Agreement relating to any whole Product Group, without Licensor's consent, in connection with the sale of a Product Group as a whole, provided that any such assignee shall agree in writing with Licensor, as a condition to such assignment, to pay the incremental costs (including allocated overhead and personnel costs) incurred by Licensor (as determined by Licensor) as a result of having such assignee replace

               Licensee as a party to this Agreement, and the failure by the assignee to reimburse Licensor within 30 days of any request for reimbursement by Licensor shall be considered a material breach of this Agreement under Section 9.2(b); and

     (iv)      Licensee may sublicense the portion of its rights under this
                            ----------
               Agreement relating to any one or more Products within a Product Group or any whole Product Group in any one country in the Territory, without Licensor's consent, in connection with the sale of the Business appertaining thereto;

provided that any such buyer, assignee or sublicensee shall be of such high quality and reputation so as not to jeopardize the value of the Licensed Trademarks or the goodwill symbolized thereby; and provided that each Licensee delivers prior written notice to Licensor of the identity of such buyer, assignee or sublicensee. Notwithstanding the foregoing, Licensor may assign this Agreement as a whole or with respect to any one or more countries within the Territory, without Licensee's consent, in connection with any sale involving the Licensed Trademarks. In no event shall any sublicense under this Section
10.1 relieve Licensee of any of its obligations under this Agreement.

          Notwithstanding anything to the contrary contained in this Article X, either party shall have the right to grant a security interest in this Agreement to its financing sources without the prior written consent of the other party, provided, however, that this Agreement shall not be assigned or sublicensed (in
--------  -------
either case, whether in a foreclosure proceeding or otherwise) by any such financing source except in accordance with the provisions of this Article X as if such financing source were Licensor (in the case of any financing source of Licensor) or Licensee (in the case of any financing source of Licensee), and provided, further, that such party shall not itself, or allow third parties to,
--------  -------
record this Agreement with the U.S. Patent and Trademark Office.

                                   ARTICLE XI

                                     NOTICE
                                     ------
          All notices pursuant to this Agreement shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, as follows:

If to Licensee:     Eagle Family Foods, Inc.
                    220 White Plains Road
                    Tarrytown, New York 10591
                    Attn. Jonathan Rich, Esq.

With a Copy to:     Willkie Farr & Gallagher
                    One Citicorp Center
                    153 East 53rd Street
                    New York, New York  10022
                    Attn:  Steven J. Gartner, Esq.
                    Fax:  212-821-8111

If to Licensor:     Phyllis R. Yeatman
                    Assistant Secretary
                    BDH Two, Inc.
                    Suite 202
                    One Little Falls Centre
                    Wilmington, Delaware 19808
                    Fax:  302-633-7808

With a copy
thereof to:         William F. Stoll
                    Senior Vice President and
                    General Counsel
                    Borden, Inc.
                    180 East Broad Street
                    Columbus, Ohio 43215
                    Fax:  614-627-8374

Any notice delivered personally shall be deemed to have been given on the date it is so delivered, and any notice delivered by registered or certified mail shall be deemed to have been given on the date it is delivered. Either party by notice in writing delivered or mailed to the other may change the name or address or both to which future notices to such party shall be delivered.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

          Section 12.1.  This Agreement, and each of the Appendices thereto,
          ------------
constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes and merges all prior agreements and discussions between the parties relating hereto. No changes in the terms of this Agreement (including the Appendices hereto) shall be valid, except when and if reduced to writing and signed by both Licensee and Licensor.

          Section 12.2.  All rights and remedies which Licensor or Licensee may
          ------------
have hereunder or by operation of law are cumulative, and the pursuit of one right or remedy shall not be deemed an election to waive or renounce any other right or remedy. Licensor or Licensee's failure to enforce any provision hereof on any occasion shall not be deemed to waive any other breach of any provision hereof. Any waiver of any provision of this Agreement must be in writing and executed by the waiving party. No waiver of any breach or default under this Agreement shall waive any other breach or default.

          Section 12.3.  The parties agree that each provision of this Agreement
          ------------
shall be construed as separable and divisible from every other provision. Enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. If any term or provision of this Agreement (or the application thereof to any party or set of circumstances) shall be held invalid or unenforceable in any jurisdiction and to any extent, it shall be ineffective only to the extent of such invalidity or unenforceability and shall not invalidate or render unenforceable any other terms or provisions of this Agreement (or such applicability thereof).

          Section 12.4.  Licensee and Licensor agree to execute such further
          ------------
documentation and perform such further actions as may be reasonably requested by the other party hereto to evidence and effectuate further the purposes and intents set forth in this Agreement. Without limiting the generality of the foregoing, Licensee agrees and Licensor agrees, and agrees to cause all applicable affiliates, to execute additional documents as necessary to effectuate the grant of the licenses in Section 2.1, and the specific terms and conditions thereto, in all relevant jurisdictions.

          Section 12.5.  All representations, warranties and indemnities
          ------------
contained in this Agreement shall survive any independent investigation made by the benefiting party and the suspension, expiration or termination of this Agreement.

          Section 12.6.  This Agreement shall be governed by, and construed in
          ------------
accordance with, the laws of the State of New York. Each of the parties hereto, irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the

City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto, further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Article XI shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto, irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 12.7.  Article and section headings and captions are for
          ------------
convenience only and shall not be used in the construction or interpretation of this Agreement or any terms herein.

          Section 12.8.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed to be a duplicate original, but all of which, when taken together, shall constitute a single instrument.

          IN WITNESS WHEREOF, the parties, through their duly authorized representatives, hereto have duly executed this Agreement, to be effective as of the day and year first above written.

BDH TWO, INC. ("BDH")

By: /s/ Phyllis R. Yeatman
   ------------------------

Title: Assistant Secretary & Assistant Treasurer
      -----------------------

BORDEN, INC. ("Borden, Inc.")

By: /s/ Nancy G. Brown
   ---------------------------

Title: Authorized signatory
      ------------------------


EAGLE FAMILY FOODS, INC. ("Licensee")

By: /s/ John O'C Nugent
   ---------------------------

Title: CEO, President
      ------------------------

                         APPENDIX A -- U.S. TRADEMARKS
                         -----------------------------


UNITED STATES TRADEMARK                  U.S. REG. NO.
-----------------------                  -------------
BORDEN                                         921,370
* BORDEN & Cow's Head (Elsie) Design           969,728
* BORDEN Logotype with Cow's Head            1,859,074
 (Elsie)
* Design of Cow's Head (Elsie Head           1,860,207
 with Flowers)
* Design of Cow's Head                         529,468
* Elsie Design                                 810,861
GAIL BORDEN                                     52,243
IF IT'S BORDEN, IT'S GOT TO BE GOOD          1,385,315
IF IT'S BORDEN, IT'S GOT TO BE GOOD          1,504,138

                                STATE TRADEMARKS
                                ----------------

STATE TRADEMARK            STATE REG. NO.
---------------            --------------
Borden (Alabama)                  103,326
Borden (Arizona)                   25,318
Borden (Arkansas)                  124-87
Borden (California)               085,407
Borden (Colorado)                  T33167
Borden (Connecticut)                6,783
Borden (Delaware)                  170-62
Borden (Florida)                   T07258
Borden (Georgia)                   T-7593
Borden (Idaho)                      12016
Borden (Illinois)                   60328
Borden (Indiana)                5009-8037
Borden (Iowa)                        8189
Borden (Kansas)                     10588
Borden (Kentucky)                   07288
Borden (Louisiana)                45-0849
Borden (Maine)                  19880138M
Borden (Maryland)                 87-6805

Borden (Massachusetts)              40263
Borden (Michigan)                 M74-057
Borden (Minnesota)                  13121
Borden (Mississippi)                  N/A
Borden (Missouri)                    9541
Borden (Montana)                   14,965
Borden (Nebraska)                  69,516
Borden (New Hampshire)                N/A
Borden (New Jersey)                  7522
Borden (New Mexico)            TK87051105
Borden (New York)                 R-24433
Borden (North Carolina)              6993
Borden (North Dakota)              12,390
Borden (Oklahoma)                  21,492
Borden (Oregon)                    21,597
Borden (Pennsylvania)              976092
Borden (Rhode Island)              87-5-4
Borden (South Carolina)               N/A
Borden (South Dakota)                 N/A
Borden (Tennessee)               686-2060
Borden (Texas)                     47,355
Borden (Utah)                      28,516
Borden (Vermont)                     5615
Borden (Virginia)                     N/A
Borden (West Virginia)                N/A
Borden (Wisconsin)                    N/A

 LICENSED TRADEMARKS IN THE TERRITORY OUTSIDE THE UNITED STATES
 --------------------------------------------------------------

All trademarks using, based upon, derived or translated from the same words and logos as the above United States Trademarks, to the extent such trademarks are registered and/or used as of the date of this Agreement in the Territory outside the United States.

                            APPENDIX B -- PRODUCTS
                            ----------------------

                                     PART I

           lemon and lime juice, and lemon and lime juice concentrate


                                    PART II

                      fig juice and fig juice concentrate


                                    PART III

                    prune juice and prune juice concentrate


                               EXCLUDED PRODUCTS
                               -----------------

1. Lemon, lime, prune and fig juice and juice concentrate and lemonade in Europe, Bahrain, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, the Palestinian self-governing zone, Qatar, Saudi Arabia, Syria, Turkey, United Arab Emirates and Yemen

2. Orange and apple juice from 100% concentrate, juice from 100% concentrate in a variety of other flavors, and refrigerated fruit drinks

                             APPENDIX C -- PRODUCTS
                             ----------------------


                                     PART I
                                     ------

          condensed milk or evaporated milk products, however packaged liquid or frozen pie filling (other than mincemeat), whether or not shelf-
                stable, and whether canned or otherwise packaged

                   shelf-stable mixes for the preparation of
                       brownies, cakes, cookies and pies


                                    PART II

              liquid or powdered non-dairy coffee creamer products
                         (including flavored products)


                                    PART III

 shelf-stable eggnog, whether canned, in "brick pack" packages or in any other aseptic form of packaging

                               EXCLUDED PRODUCTS
                               -----------------

1.        The following products when sold in the United States or Canada:

          All refrigerated dairy products that are not shelf-stable, including
                                                                     ---------
          (or with respect to any shelf-stable products listed below, in addition to) the following products:

          MILKS
          -----

          Fluid fresh homogenized milk
          Fluid fresh 1% and 2% low fat milk
          Fluid fresh nonfat skimmed milk
          Fluid fresh 1% and 2% chocolate milk
          Fluid fresh whole chocolate milk
          Fresh skim chocolate milk
          Fresh buttermilk
          Lactose reduced & lactose free fresh milk
          Ultra-pasteurized, shelf stable, aseptically packaged fluid fresh milk

          BUTTER
          ------

          "Country Store" butter (in quarters)
          Spreadable light butter

          EGGNOGS
          -------

          Regular fresh eggnog
          Light fresh eggnog
          Fat free fresh eggnog

          CREAMS
          ------

          Fresh heavy cream
          Fresh light cream
          Fresh half & half cream
          Fresh fat free cream

          ICE CREAMS, FROZEN YOGURTS AND SHERBETS
          ---------------------------------------

          Frozen ice cream - full fat
          Frozen ice cream - fat free
          Frozen ice cream - low fat
          Frozen confections - Juice pops on sticks
          Frozen confections - Regular ice cream pops on sticks Frozen confections - Reduced sugar ice cream pops Frozen confections - No sugar-added ice cream pops Frozen confections - ice cream bars
          Frozen confections - ice cream sandwiches
          Frozen confections - ice cream cups
          Frozen confections - ice cream cones containing bulk
                               ice cream packed inside a foil
                               container
          Frozen sherbets or sorbets in various flavors
          Frozen yogurt in various flavors

          COTTAGE CHEESES
          ---------------

          Regular fresh cottage cheese
          Low fat fresh cottage cheese
          Fat free fresh cottage cheese

          SOUR CREAMS
          -----------

          Regular fresh sour cream
          Low fat fresh sour cream
          Fat free fresh sour cream

          FRESH YOGURTS
          -------------

          Regular yogurt
          Low fat yogurt
          Fat free yogurt

          CREAM CHEESES
          -------------

          Regular cream cheese
          Reduced fat cream cheese

     2. All refrigerated dairy products that are not shelf stable, other than those listed immediately above, for sale in Mexico.

     3. The following products for sale in the United States, Canada, Mexico, the continent of Africa, Madagascar, Seychelles, Mauritius, Reunion, Comoros, the Maldives, and the continent of Asia:

          The following in all forms:

          Processed cheese
          Imitation cheese
          Natural cheese

          The following in liquid and solid forms:

          Whey
          Whey blends
          Whey protein concentrates
          Whey protein isolates
          Delactose whey
          Lactose
          Lactic acid
          Whey permeates
          Demineralized whey
          Fractionated whey protein
          Whey minerals
          Reduced minerals whey
          Reduced lactose

     4. Powdered milk, milk powder or any product derived from milk powder, worldwide

     5.   Chocolates and truffles worldwide

     6. Yogurt and yogurt-related products, sherbet, ice cream and ice cream-related products, reduced fat and/or reduced milk-solid frozen desserts, and other frozen desserts in Puerto Rico

     7. Liquid or powdered non-dairy coffee creamer products (including flavored products) in Bahrain, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, the Palestinian self-governing zone, Qatar, Saudi Arabia, Syria, Turkey, United Arab Emirates and Yemen

     8. Drinks, drink mixes and chocolate beverage products in Europe, Bahrain, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, the Palestinian self-governing zone, Qatar, Saudi Arabia, Syria, Turkey, United Arab Emirates and Yemen

                             APPENDIX D -- PRODUCTS
                             ----------------------


                                     PART I
                                     ------

                                   mincemeat


                                    PART II

                  condensed milk or evaporated milk products,
                                however packaged


                                    PART III

                        acid-neutralized instant coffee


                               EXCLUDED PRODUCTS
                               -----------------

1.        The following products when sold in the United States or Canada:

          All refrigerated dairy products that are not shelf-stable, including
                                                                     ---------
          (or with respect to any shelf-stable products listed below, in addition to) the following products:

          MILKS
          -----

          Fluid fresh homogenized milk
          Fluid fresh 1% and 2% low fat milk
          Fluid fresh nonfat skimmed milk
          Fluid fresh 1% and 2% chocolate milk
          Fluid fresh whole chocolate milk
          Fresh skim chocolate milk
          Fresh buttermilk
          Lactose reduced & lactose free fresh milk
          Ultra-pasteurized, shelf stable, aseptically packaged fluid fresh milk

          BUTTER
          ------

          "Country Store" butter (in quarters)
          Spreadable light butter

          EGGNOGS
          -------

          Regular fresh eggnog
          Light fresh eggnog
          Fat free fresh eggnog

          CREAMS
          ------

          Fresh heavy cream
          Fresh light cream
          Fresh half & half cream
          Fresh fat free cream

          ICE CREAMS, FROZEN YOGURTS AND SHERBETS
          ---------------------------------------

          Frozen ice cream - full fat
          Frozen ice cream - fat free
          Frozen ice cream - low fat
          Frozen confections - Juice pops on sticks
          Frozen confections - Regular ice cream pops on sticks Frozen confections - Reduced sugar ice cream pops Frozen confections - No sugar-added ice cream pops Frozen confections - ice cream bars
          Frozen confections - ice cream sandwiches
          Frozen confections - ice cream cups
          Frozen confections - ice cream cones containing bulk
                               ice cream packed inside a foil
                               container
          Frozen sherbets or sorbets in various flavors
          Frozen yogurt in various flavors

          COTTAGE CHEESES
          ---------------

          Regular fresh cottage cheese
          Low fat fresh cottage cheese
          Fat free fresh cottage cheese

          SOUR CREAMS
          -----------

          Regular fresh sour cream
          Low fat fresh sour cream
          Fat free fresh sour cream

          FRESH YOGURTS
          -------------

          Regular yogurt
          Low fat yogurt
          Fat free yogurt

          CREAM CHEESES
          -------------

          Regular cream cheese
          Reduced fat cream cheese

     2. All refrigerated dairy products that are not shelf stable, other than those listed immediately above, for sale in Mexico.

     3. The following products for sale in the United States, Canada, Mexico, the continent of Africa, Madagascar,

          Seychelles, Mauritius, Reunion, Comoros, the Maldives, and the continent of Asia:

          The following in all forms:

          Processed cheese
          Imitation cheese
          Natural cheese

          The following in liquid and solid forms:

          Whey
          Whey blends
          Whey protein concentrates
          Whey protein isolates
          Delactose whey
          Lactose
          Lactic acid
          Whey permeates
          Demineralized whey
          Fractionated whey protein
          Whey minerals
          Reduced minerals whey
          Reduced lactose

     4. Powdered milk, milk powder or any product derived from milk powder, worldwide

     5.   Chocolates and truffles worldwide

     6. Yogurt and yogurt-related products, sherbet, ice cream and ice cream-related products, reduced fat and/or reduced milk-solid frozen desserts, and other frozen desserts in Puerto Rico

     7. Liquid or powdered non-dairy coffee creamer products (including flavored products) in Bahrain, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, the Palestinian self-governing zone, Qatar, Saudi Arabia, Syria, Turkey, United Arab Emirates and Yemen

     8. Drinks, drink mixes and chocolate beverage products in Europe, Bahrain, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, the Palestinian self-governing zone, Qatar, Saudi Arabia, Syria, Turkey, United Arab Emirates and Yemen

                       APPENDIX E -- EXCLUDED TERRITORIES
                       ----------------------------------

Section 1:  Subject to the provisions of Section II below, the term "Excluded
---------
Territory" shall mean the geographic areas presently known as:

The continent of Africa
     (including Madagascar, Seychelles, Mauritius, Reunion, Comoros, and the Maldives)
The continent of South America
Costa Rica
Panama
Guatemala
El Salvador
Honduras
Belize
All nations and islands in the Caribbean except Puerto Rico
     (including without limitation Jamaica, Haiti, The Dominican Republic, The Bahamas, Grenada, Trinidad and Tobago, Saint Lucia, Antigua and Barbuda, Barbados, St. Vincent and the Grenadines, Cayman Islands, Martinique, Guadeloupe, Dominica, St. Kitts, Anguilla, Curacao, Bonaire, Turks & Caicos, Cuba and the Lesser Antilles)

Section 2:
---------

(a) Upon consummation of BFC's sale of all of its international food business in the Excluded Territories (other than Africa and included islands), those territories set forth in Section I above other than Africa (and included islands) in which the international buyer or buyers have not been granted a license to the Borden or Elsie's trademarks shall no longer be included within the definition of Excluded Territories.

(b) In those territories set forth in Section 1 above (other than Africa and included islands) where the international buyer or buyers have been granted a non-perpetual license to use the Borden or Elsie trademarks, upon termination of such licenses the territories previously covered by such licenses (other than Africa and included islands) shall no longer be included within the definition of Excluded Territories.

(c)  Geographic exclusions referenced in Appendices B, C and D.

                        APPENDIX F -- EXISTING LICENSES
                        -------------------------------

Affiliated Funding, Inc. (d/b/a/ Plains Dairy Products),
     May 1, 1997 through May 1, 2002 (with renewal for additional term of 5 years).

Barber Dairies, Inc., March 24, 1997 through March 24, 1998.

Country Fresh, Inc., January 1, 1991 through December 31, 1993 (with one year renewals).

Dean Foods Co., April 5, 1997 through April 5, 1998.

Reiter Dairy, Inc. (Dean Foods Co.), October 30, 1995 through October 29, 2000.

H.P. Hood, Inc., September 1, 1996 through August 31, 1999
     (with renewal for 2 consecutive periods of 3 years each).

Modern Dairy of Champaign, Inc., November 20, 1995 through November 19, 1998
     (with renewal for 2 consecutive periods of 1 year each).

Rich Foods, Inc., June 1, 1996 through December 31, 1998
     (renewable from year to year).

Southern Foods Group, L.P., September 4, 1997 through
     September 4, 2002 (automatic 5-year renewals, except for certain marks which expire on September 4, 2000, thereafter subject to 1 year notice of termination).

Sunnydale Farms, Inc., July, 1996 through December 31, 2001
     (subject to renewal for additional terms of one year).

Turner Dairies, Inc., June 14, 1996 through June 14, 1999.

United Dairy, Inc., June 30, 1995 through June 30, 1998
     (with 1-year automatic renewal periods).

Mid-America Dairymen, Inc., December 31, 1997 for five years
     (with five-year automatic renewal periods).